EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly annual report on Form 10-QSB (the "Form 10-QSB") for the quarter ended September 30, 2003, of Universal Detection Technology (f/k/a/ Pollution Research and Control Corp.) (the "Issuer").

I, Jacques Tizabi, the Chief Executive Officer of the Issuer certify that to the best of my knowledge:

(i)  the Form 10-QSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 18, 2003.



                                        /s/ JACQUES TIZABI
                                        ----------------------------
                                        NAME: JACQUES TIZABI



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